Exhibit 99.1

Amendment to Credit Agreement

This agreement is dated as of September 30, 2009 (the “Effective Date”), by and between First Busey Corporation (the “Borrower”) and JPMorgan Chase Bank, N.A. (together with its successors and assigns the “Bank”).  The provisions of this agreement are effective as of the Effective Date on the date that all the conditions precedent in Section 7 of this agreement have been satisfied.

WHEREAS, the Borrower and the Bank entered into that certain Amended and Restated Credit Agreement dated as of May 31, 2009 (together with all amendments, restatements and replacements thereof, the “Credit Agreement”); and

WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth in this agreement;

NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.                                      DEFINED TERMS. Capitalized terms used in this agreement shall have the same meanings as in the Credit Agreement, unless otherwise defined in this agreement.

2.                                      WAIVER.  Pursuant to Section 4.13 captioned “Non-Performing Assets Ratio” of the Credit Agreement, the Borrower agreed to maintain at all times a Non-Performing Assets Ratio of not greater than: (A) six and one-half of one percent (6.50%) through June 30, 2009; and (B) five and one-half of one percent (5.50%) at all times thereafter.  The Borrower is out of compliance with this requirement having reported a Non-Performing Assets Ratio of seven and 78/100 percent (7.78%) for the calendar quarter ended as of September 30, 2009 (the “Reporting Period End Date”).  Pursuant to Section 4.14 captioned “Return on Average Assets Ratio” of the Credit Agreement, the Borrower agreed to maintain at all times a Return on Average Assets Ratio of not less than zero and 40/100 percent (0.40%) commencing with the calendar quarter ending as of September 30, 2009, and at all times thereafter.  The Borrower is out of compliance with this requirement having reported a Return on Average Assets Ratio of negative nine and 91/100 percent (-9.91%) for the calendar quarter ended as of the Reporting Period End Date.

Although the Borrower is in default under the Credit Agreement because of the failure to comply with the requirements of Section 4.13 and Section 4.14, the Bank is electing to waive the specific defaults resulting from the Borrower’s failure to comply with the above-referenced covenants but only for the calendar quarter ended as of the Reporting Period End Date.  Nothing in this paragraph shall be construed as a waiver of any other term or condition of the Credit Agreement nor shall be construed as a commitment on the part of the Bank to waive any subsequent violation of the same or any other term or condition set forth in the Credit Agreement, as amended by this agreement.  As consideration for the review of the Borrower’s request to waive the defaults described above for the calendar quarter ended as of the Reporting Period End Date, and for providing the limited waiver described in this paragraph, the Borrower agrees to pay the Bank a fee in the amount of $5,000.00 (the “Waiver Fee”).  The Waiver Fee is due and payable in immediately available funds on the date the Borrower executes this agreement.

3.                                      MODIFICATION OF CREDIT AGREEMENT. From and after the Effective Date, the Credit Agreement is hereby amended as follows:

3.1                               The first sentence of Section 4.13 captioned “Non-Performing Assets Ratio” is amended and restated to read as follows:

The Borrower (on a consolidated basis) shall maintain at all times a Non-Performing Assets Ratio of not greater than six percent (6.00%).

3.2                               The first sentence of Section 4.14 captioned “Return on Average Assets Ratio” is amended and restated to read as follows:

The Borrower (on a consolidated basis) shall maintain at all times a Return on Average Assets Ratio of not less than zero and 40/100 percent (0.40%) commencing with the calendar quarter ending as of March 31, 2010, and at all times thereafter.

3.3                               Exhibit A to the Credit Agreement is amended and replaced with the Exhibit A attached hereto and incorporated in this Agreement by reference for all purposes.

4.                                      RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified by this agreement.

5.                                      BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this agreement, (b) no condition, event, act or omission which could constitute a default or an event of default under the Credit Agreement, as modified by this agreement, or any other Related Document exists, and (c) no condition, event, act or omission has occurred and is continuing that with the giving of notice, or the passage of time or both, would constitute a default or an event of default under the Credit Agreement, as modified by this agreement, or any other Related Document.

6.                                      FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this agreement, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this agreement.

7.                                      EXECUTION AND DELIVERY. This agreement shall become effective only after: (a) it is fully executed by the Borrower and the Bank, (b) the Borrower has delivered to the Bank: (i) a duly executed Continuing Pledge Agreement, in form and substance satisfactory to the Bank, covering all of the outstanding stock of Busey Bank, (ii) all stock certificates evidencing all of the outstanding stock of Busey Bank and (iii) stock powers duly executed in blank; and (c) the Borrower has paid the Waiver Fee to the Bank.

8.                                      ACKNOWLEDGEMENTS OF BORROWER / RELEASE. The Borrower acknowledges that as of the date of this agreement it has no offsets with respect to all amounts owed by the Borrower to the Bank arising under or related to the Credit Agreement, as modified by this agreement, or any other Related Document on or prior to the date of this agreement. The Borrower fully, finally and forever releases and discharges the Bank, its successors and assigns and their respective directors, officers, employees, agents and representatives (each a “Bank Party”) from any and all claims, causes of action, debts, demands and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of any Bank Party related to the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this agreement is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit Agreement. This agreement shall not establish a course of dealing or be construed as evidence of any willingness on the Bank’s part to grant other or future agreements, should any be requested.

9.                                      INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Credit Agreement, as modified by this agreement, and the other Related Documents contain the complete understanding and agreement of the Borrower and the Bank in respect of the Credit Facilities and supersede all prior understandings and negotiations. No provision of the Credit Agreement, as modified by this agreement, or the other Related Documents, may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the party against whom it is being enforced.

10.                               NOT A NOVATION. This agreement is a modification only and not a novation. Except as expressly modified by this agreement, the Credit Agreement, any other Related Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Credit Agreement and made a part thereof. This agreement shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this agreement conflicts with any term or condition set forth in the Credit Agreement, or any other Related Documents, the provisions of this agreement shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement and the other Related Documents

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BORROWER: FIRST BUSEY CORPORATION

By:	/s/ Van A. Dukeman

	Van A. Dukeman	President and Chief Executive Officer
	Printed Name	Title

	Date Signed:	January 22, 2010

By:	/s/ Barbara J. Harrington

	Barbara J. Harrington	Chief Financial Officer
	Printed Name	Title

	Date Signed:	January 22, 2010

BANK: JPMORGAN CHASE BANK, N.A.

By:	/s/ Milena Kolev

	Milena Kolev	Vice President
	Printed Name	Title

	Date Signed:	January 22, 2010